Vanguard Explorer Fund
Supplement Dated August 3, 2020, to the Prospectus Dated February 27, 2020
Legg Mason, Inc., the parent company of ClearBridge Investments, LLC (“ClearBridge”), has been acquired by Franklin Resources, Inc. (the “Acquisition”). As a result of the Acquisition, ClearBridge, one of the advisors to Vanguard Explorer Fund (the “Fund”), is a wholly owned subsidiary of Franklin Resources, Inc.
The Acquisition will not result in a change in the nature or level of advisory services provided to the Fund by ClearBridge, or an increase in the fees that the Fund pays for such services. The Fund’s investment objective, principal investment strategies, and principal risks have not changed.
Prospectus Text Changes
In the More on the Fund section, the following replaces similar text under the heading “Investment Advisors”:
•  ClearBridge Investments, LLC, 620 Eighth Avenue, New York, NY 10018, is a wholly owned subsidiary of Franklin Resources, Inc. ClearBridge’s history as a global investment advisor dates back to 1962. As of October 31, 2019, ClearBridge managed approximately $149 billion in assets.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 024B 082020

Vanguard Explorer Fund
Supplement Dated August 3, 2020, to the Statement of Additional Information Dated February 27, 2020
Legg Mason, Inc., the parent company of ClearBridge Investments, LLC (“ClearBridge”), has been acquired by Franklin Resources, Inc. (the “Acquisition”). As a result of the Acquisition, ClearBridge, one of the advisors to Vanguard Explorer Fund (the “Fund”), is a wholly owned subsidiary of Franklin Resources, Inc.
The Acquisition will not result in a change in the nature or level of advisory services provided to the Fund by ClearBridge, or an increase in the fees that the Fund pays for such services. The Fund’s investment objective, principal investment strategies, and principal risks have not changed.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces text under sub-section B. ClearBridge Investments, LLC (ClearBridge).
ClearBridge, headquartered in New York, New York, is a global investment management firm rebranded in 2005, with a legacy dating back to 1962. The firm is an independently managed, wholly owned subsidiary of Franklin Resources, Inc. ClearBridge manages assets across domestic, international, global, and specialty equity strategies. The firm has offices in Baltimore, London, San Francisco, and Wilmington.
In the same sub-section, the following is added under the sub-heading 3. Description of Compensation, the first bullet point on page B-41 is replaced as shown below, and the second bullet point is deleted in its entirety.
■	Franklin Resources, Inc. Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources, Inc. restricted stock. The award is paid out to employees in shares subject to vesting requirements.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 024B 082020